                                                            January 18, 1994
                                                            Exhibit 22

                             W. R. GRACE & CO.
                            ___________________

                              SUBSIDIARY LIST
                              _______________

              Attached is a list of subsidiaries of W. R. Grace & Co. Each of the companies is organized under the laws of the jurisdiction under which it is listed and in the case of each United States company, under the laws of the state following its name. The percentage given for each company represents the percentage of voting securities of such company owned.

              W. R. Grace & Co.-Conn. is a wholly owned subsidiary of W. R. Grace & Co. Unless otherwise indicated, W. R. Grace & Co.-Conn. is the owner of the stock of each subsidiary listed. The indicated percentage of the voting securities of each company marked "(A)" is owned either (a) jointly by W. R. Grace & Co.-Conn. and one or more of its domestic or foreign wholly owned subsidiaries, or (b) solely by one or more of such wholly owned subsidiaries and/or wholly-owned subsidiaries thereof. The indicated percentage of the voting securities of each company marked "(B)" is owned directly by one or more wholly-owned subsidiaries of W. R. Grace & Co. and/or wholly-owned subsidiaries thereof, they are NOT owned through W. R. Grace & Co.-Conn.

              Also attached is a list of partnerships in which W. R. Grace & Co. Conn., or one of its subsidiaries, is a partner and a list of investments (at least 20% but not more than 50%) held by W.R. Grace & Co. or W.R. Grace & Co.-Conn. and/or one or more of its subsidiaries.

                               SUBSIDIARIES
                               ------------

                               United States
                               -------------

     (A)  A-1 Bit & Tool Co., Inc.
            (Delaware 100%)
          ABS International, Inc.
            (Delaware 100%)
          AG CHEM International, Inc.
            (Delaware 100%)
          Agracetus, Inc.
            (Delaware 100%)
     (A)  Alewife Boston Ltd.
            (Massachusetts 100%)
     (A)  Alewife Land Corporation
            (Massachusetts 100%)
     (A)  Amasi Medical Group, Inc.
            (California 100%)
     (B)  Ambulatory Care Associates, Inc.
            (Delaware 100%)
     (B)  American Home Therapies, Inc.
            (Maryland 100%)
          American Homecare Equipment, Inc.
            (Virginia 100%)+
     (A)  Amicon, Inc.
            (Delaware 100%)
          Antilles Chemical Company
            (Delaware 100%)
     (A)  Babcock Artificial Kidney Center, Inc.
            (Massachusetts 100%)
          Berisford Cocoa Sales, Inc.
            (New Jersey 100%)***
     (A)  Bio-Medical Applications Home Dialysis Services, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications Management Company, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Aguadilla, Inc.
            (Delaware 100%)

- ------------------
*** Inactive.

+ Owned directly by W. R. Grace & Co.

     (A)  Bio-Medical Applications of Alabama, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Alameda County, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Anacostia, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Arecibo, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Arizona, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Arkansas, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Bakersfield, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Bayamon, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Blue Springs, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Boston, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Brockton, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Caguas, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of California, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Camarillo, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Cape Cod, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Capitol Hill, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Carolina, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Carson, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Central Baltimore, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Chicopee, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Chula Vista, Inc.

            (Delaware 100%)***
     (A)  Bio-Medical Applications of Clinton, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Colorado, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Columbia Heights, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Delaware, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Dover, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Dublin, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of East Orange, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Essex, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Eureka, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Fajardo, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Fayetteville, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Florida, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Framingham, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Fremont, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Fresno, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Georgia, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Glendora, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Guayama, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Hayward, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Hillside, Inc.
            (Delaware 100%)

- ------------------

*** Inactive.

     (A)  Bio-Medical Applications of Hoboken, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Humacao, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Illinois, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Indiana, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Irvington, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Jersey City, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Kentucky, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of La Mesa, Inc.
            (Delaware 100%)***
     (A)  Bio-Medical Applications of Las Americas, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Long Beach, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Los Angeles, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Los Gatos, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Louisiana, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Maine, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Manchester, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Maryland, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Massachusetts, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Mayaguez, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Medford, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Michigan, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Mission Hills, Inc.
            (Delaware 100%)

- ------------------

*** Inactive.

     (A)  Bio-Medical Applications of Mississippi, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Missouri, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of MLK, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of National City, Inc.
            (Delaware 100%)***
     (A)  Bio-Medical Applications New Hampshire, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of New Jersey, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of New Mexico, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of New York, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Newington, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of North Carolina, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of North City, Inc.
            (Delaware 100%)***
     (A)  Bio-Medical Applications of Northeast D.C., Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Oakland, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Ohio, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Oklahoma, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Pennsylvania, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Pine Brook, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Ponce, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Port Orange, Inc.
            (Delaware 100%)***
     (A)  Bio-Medical Applications of Puerto Rico, Inc.
            (Delaware 100%)

- ------------------

*** Inactive.

     (A)  Bio-Medical Applications of Quincy, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Rhode Island, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Rio Piedras, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of San Diego, Inc.
            (Delaware 100%)***
     (A)  Bio-Medical Applications of San German, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of San Juan, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Sarasota, Inc.
            (Delaware 100%)***
     (A)  Bio-Medical Applications of South Carolina, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of South Queens, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Southeast San Diego, Inc.
            (Delaware 100%)***
     (A)  Bio-Medical Applications of Southeast Washington, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Southeastern
          Massachusetts, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Springfield, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Tarpon Springs, Inc.
            (Delaware 100%)***
     (A)  Bio-Medical Applications of Tennessee, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Texas, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of The District of
          Columbia, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Torrance, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Trenton, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Ukiah, Inc.

- ------------------

*** Inactive.

            (Delaware 100%)
     (A)  Bio-Medical Applications of Union City, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Virginia, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of West Virginia, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Westwood, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Whittier, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Wisconsin, Inc.
            (Delaware 100%)
     (A)  Bio-Medical Applications of Woonsocket, Inc.
            (Delaware 100%)
     (A)  Blue Ridge Medical Supply, Inc.
            (Tennessee 100%)
          Caribe Nitrogen Corporation
            (Puerto Rico 100%)
          Chomerics, Inc.
            (Delaware 100%)
     (A)  Coalgrace, Inc.
            (Delaware 100%)
     (A)  Coalgrace II, Inc.
            (Delaware 100%)
     (A)  Conejo Valley Dialysis, Inc.
            (California 100%)***
          Construction Products Dubai, Inc.
            (Delaware 100%)
     (A)  Creative Food 'N Fun Company
            (Delaware 100%)
          Darex Puerto Rico, Inc.
            (Delaware 100%)
          Daylin-Summit, Inc.
            (New York 100%)
          32092 Delaware, Ltd.
            (Delaware 100%)
          De Zaan, Incorporated
            (New York 100%)**

- ------------------

*** Inactive.

 ** Owned by a partnership, Grace Cocoa Associates, L.P. or subsidiary thereof.

          Del Taco Restaurants, Inc.
            (Delaware 100%)
          Devcoa Incorporated
            (Florida 100%)
          Dewey and Almy Company
            (Massachusetts 100%)
     (A)  Dialysis Assistance, Inc.
            (New Jersey 100%)
     (A)  Dialysis Services, Inc.
            (Texas 100%)
          Ecarg, Inc.
            (New Jersey 100%)
          E L Liquidating Corp.
            (Ohio 100%)
          Emerson & Cuming, Inc.
            (Delaware 100%)
     (A)  Erika International Sales Corporation
            (Delaware 100%)***
     (A)  Erika of Texas, Inc.
            (Delaware 100%)
     (A)  Five Alewife Boston Ltd.
            (Massachusetts 100%)
          G/B Cocoa Holding Inc.
            (Delaware 100%)**
          GC Holding Inc.
            (Delaware 100%)
     (A)  GEC Management Corporation
            (Delaware 100%)
     (A)  GPC Divestment Corp. II
            (Delaware 100%)
     (A)  GPC Thomasville Corp.
            (Delaware 100%)
     (A)  GRC Property, Inc.
            (Delaware 100%)
     (A)  Gloucester New Communities Company, Inc.
            (New Jersey 100%)
     (A)  Grace A-B Inc.
            (Delaware 100%)

- ------------------

*** Inactive.

 ** Owned by a partnership, Grace Cocoa Associates, L.P. or subsidiary thereof.

     (A)  Grace A-B II Inc.
            (Delaware 100%)
          Grace Asia Pacific, Inc.
            (Delaware 100%)
          Grace Chemicals, Inc.
            (Delaware 100%)
          Grace Chemical Company of Cuba
            (Illinois 100%)***
          Grace Cocoa, Inc.
            (Delaware 100%)**
          Grace Cocoa Limited Partners I, Inc.
            (Delaware 100%)
          Grace Cocoa Limited Partners II, Inc.
            (Delaware 100%)
          Grace Cocoa Management, Inc.
            (Delaware 100%)
          Grace Cocoa Ventures, Inc.
            (Delaware 100%)
          Grace Collections, Inc.
            (Delaware 100%)
          Grace Communications, Inc.
            (Delaware 100%)
          Grace Culinary Systems, Inc.
            (Maryland 100%)
          Grace Culinary Systems (China) Ltd.
            (Delaware 100%)
     (A)  Grace Drilling Company
            (Delaware 100%)
     (A)  Grace-Drilling International-Venezuela, Inc.
            (Delaware 100%)
          Grace Energy Corporation
            (Delaware 100%)
     (A)  Grace Energy-Saudi Arabia, Inc.
            (Delaware 100%)
          Grace Environmental, Inc.
            (Delaware 100%)+
          Grace Europe, Inc.
            (Delaware 100%)

- ------------------

*** Assets and business expropriated by Cuban Governments.

 ** Owned by a partnership, Grace Cocoa Associates, L.P. or subsidiary thereof.

  + Owned directly by W. R. Grace & Co.

     (A)  Grace H-G Inc.
            (Delaware 100%)
     (A)  Grace H-G II Inc.
            (Delaware 100%)
          Grace Hotel Services Corporation
            (Delaware 100%)+
          Grace (Middle East) Inc.
            (Delaware 100%)
          Grace Logistics Services, Inc.
            (Delaware 100%)
          Grace Management Services, Inc.
            (Delaware 100%)
     (A)  Grace Offshore Company
            (Louisiana 100%)
          Grace PAR Corporation
            (Delaware 100%)
     (A)  Grace Petroleum Libya Incorporated
            (Delaware 100%)
          Grace Tarpon Investors, Inc.
            (Delaware 100%)
          Grace Technology Marketing Services, Inc.
            (Delaware 100%)
          Grace Ventures Corp.
            (Delaware 100%)
          Grace Washington, Inc.
            (Delaware 100%)+
     (A)  W. R. Grace Capital Corporation
            (New York 100%)
          W. R. Grace Credit Corp.
            (Delaware 100%)
          W. R. Grace Land Corporation
            (New York 100%)
     (A)  W. R. Grace Properties, Inc.
            (New York 100%)
          W. R. Grace Sales Corp.
            (Virgin Islands 100%)
          W. R. Grace & Co.-Conn.
            (Connecticut 100%)+
     (A)  Gracoal, Inc.
            (Delaware 100%)

- ------------------

  + Owned directly by W. R. Grace & Co.

     (A)  Gracoal II, Inc.
            (Delaware 100%)
     (A) Greater Southeast Community Center for Renal Disease, Inc. (District of Columbia 100%)
     (A)  Gulf Region Mobile Dialysis, Inc.
            (Delaware 100%)
     (B)  Gynesis Healthcare, Inc.
            (Delaware 100%)
     (B)  Gynesis Healthcare of Connecticut, Inc.
            (Connecticut 100%)
     (B)  Gynesis Healthcare for Women of Florida, Inc.
            (Florida 100%)
     (B)  Gynesis Healthcare of Maryland, Inc.
            (Maryland 100%)
     (B)  Gynesis Healthcare of New Jersey, Inc.
            (New Jersey 100%)
     (B)  Gynesis Healthcare of New York, Inc.
            (New York 100%)
     (B)  Gynesis Healthcare of Oklahoma, Inc.
            (Oklahoma 100%)
     (B)  Gynesis Healthcare of Pennsylvania, Inc.
            (Pennsylvania 100%)
     (B)  Gynesis Healthcare of South Carolina, Inc.
            (South Carolina 100%)
     (B)  Gynesis Resources, Inc.
            (Delaware 100%)
          Hanover Square Corporation
            (Delaware 100%)
     (A)  Homco International, Inc.
            (Delaware 100%)
     (B)  Home Dialysis Care, Inc.
            (Texas 100%)
          Home Intensive Care, Inc.
            (Delaware 100%)+
     (B)  Home Intensive Care of Arizona, Inc.
            (Arizona 100%)
     (B)  Home Intensive Care of California, Inc.
            (California 100%)
     (B)  Home Intensive Care of Colorado, Inc.
            (Colorado 100%)

- ------------------

  + Owned directly by W. R. Grace & Co.

     (B)  Home Intensive Care of Connecticut, Inc.
            (Connecticut 100%)
     (B)  Home Intensive Care of Florida, Inc.
            (Florida 100%)
     (B)  Home Intensive Care of Georgia, Inc.
            (Georgia 100%)
     (B)  Home Intensive Care of Illinois, Inc.
            (Illinois 100%)
     (B)  Home Intensive Care of Jacksonville, Inc.
            (Florida 100%)
     (B)  Home Intensive Care of Kansas, Inc.
            (Kansas 100%)
     (B)  Home Intensive Care of Las Vegas, Inc.
            (Nevada 100%)
     (B)  Home Intensive Care of Louisiana, Inc.
            (Louisiana 100%)
     (B)  Home Intensive Care of Maryland, Inc.
            (Maryland 100%)
     (B)  Home Intensive Care of Massachusetts, Inc.
            (Massachusetts 100%)
     (B)  Home Intensive Care of Michigan, Inc.
            (Michigan 100%)
     (B)  Home Intensive Care of Missouri, Inc.
            (Missouri 100%)
     (B)  Home Intensive Care of Nevada, Inc.
            (Nevada 100%)
     (B)  Home Intensive Care of New Jersey, Inc.
            (New Jersey 100%)
     (B)  Home Intensive Care of New York, Inc.
            (New York 100%)
     (B)  Home Intensive Care of Northern Ohio, Inc.
            (Ohio 100%)
     (B)  Home Intensive Care of North Miami, Inc.
            (Florida 100%)
     (B)  Home Intensive Care of Ohio, Inc.
            (Ohio 100%)
     (B)  Home Intensive Care of Pennsylvania, Inc.
            (Pennsylvania 100%)
     (B)  Home Intensive Care Pharmacy Services Limited
            (Michigan 100%)*

- ------------------

* 25% Owned by Michigan resident pharmacist.

     (B)  Home Intensive Care of Rhode Island, Inc.
            (Rhode Island 100%)
     (B)  Home Intensive Care of Tampa, Inc.
            (Florida 100%)
     (B)  Home Intensive Care of Virginia, Inc.
            (Virginia 100%)
     (B)  Home Pharmacy Care of Michigan, Inc.
            (Michigan 100%)
     (a)  Homestead Artificial Kidney Center, Inc.
            (Florida 100%)***
     (B)  Infusions Innovations of Jacksonville, Inc.
            (Florida 100%)
     (B)  Infusions Innovations of Tampa, Inc.
            (Florida 100%)
     (A)  International Medical Care, Inc.
            (Delaware 100%)
     (B)  KDNY, Inc.
            (Delaware 100%)
     (A)  Kidney Disease and Hypertension Center, Ltd.
            (Arizona 100%)
     (A)  La Posta Recycling Center Inc.
            (Delaware 57%)
          L B Realty, Inc.
            (Delaware 100%)
     (A)  Life Assist Medical Products Corp.
            (Puerto Rico 100%)
     (A)  Lifechem, Inc.
            (Delaware 100%)
     (B)  Lifeline Medical Supplies, Inc.
            (Florida 100%)
     (B)  Lifeline Medical Systems, Inc.
            (California 100%)
     (A)  The Medical Accountability Group, Inc.
            (Texas 100%)
     (A)  Medical Supply Company, Inc.
            (Virginia 100%)
     (B)  Medi-Sure Testing, Inc.
            (Delaware 100%)
     (A)  Med-X-Press, Inc.
            (Delaware 100%)

- ------------------

*** Inactive.

     (A)  Metro Dialysis Center - Kirkwood, Inc.
            (Missouri 100%)
     (A)  Metro Dialysis Center - Normandy, Inc.
            (Missouri 100%)
     (A)  Metro Dialysis Center - North, Inc.
            (Missouri 100%)
     (A)  Minico/Asahi Chemical of America, Inc.
            (New York 100%)
          Monolith Enterprises, Incorporated
            (District of Columbia 100%)
          Monroe Street, Inc.
            (Delaware 100%)
     (A)  Mountainview Insurance Company
            (Colorado 100%)
     (A)  National Medical Care, Inc.
            (Delaware 100%)
     (A)  National Medical Care Home Care Division, Inc.
            (Delaware 100%)
     (A)  National Medical Care Home Care Service Agency, Inc.
            (New York 100%)
     (A)  National Medical Care Medical Products Division, Inc.
            (Delaware 100%)
     (A)  National Medical Care of Taiwan, Inc.
            (Delaware 100%)
     (A)  Nephrology Applications of Mobile, Inc.
            (Alabama 100%)
     (A)  NMC Diabetic Foot Care, Inc.
            (Delaware 100%)
     (A)  NMC Diabetic Foot Care Centers Orthotics, Inc.
            (Delaware 100%)
     (a)  NMC Diagnostics Services, Inc.
            (Delaware 100%)
     (A)  NMC Dialysis Services, Inc.
            (Delaware 100%)
     (A)  NMC Dialysis Services (Romania), Inc.
            (Delaware 100%)
     (A)  NMC Holding, Inc.
            (Delaware 100%)
     (A)  NMC Homecare of Michigan, Inc.
            (Delaware 100%)*

- ------------------

* 25% Owned by Michigan resident pharmacist.

     (A)  NMC International, Inc.
            (Delaware 100%)
     (A)  NMC Services, Inc.
            (Delaware 100%)
     (A)  NMC Services (Romania), Inc.
            (Delaware 100%)
     (A)  NMC Ventures, Inc.
            (Delaware 100%)
          Ochoa Fertilizer Co., Inc.
            (Puerto Rico 100%)
          Offshore Fisheries, Inc.
            (Massachusetts 100%)
          Oil Stop, Inc.
            (Louisiana 55%)+
     (B)  PD Solutions, Inc.
            (Delaware 100%)
     (B)  PD Solutions of Arizona, Inc.
            (Arizona 100%)
     (B)  PD Solutions of California, Inc.
            (California 100%)
     (B)  PD Solutions of Florida, Inc.
            (Florida 100%)
     (B)  PD Solutions Georgia, Inc.
            (Georgia 100%)
     (B)  PD Solutions of Illinois, Inc.
            (Illinois 100%)
     (B)  PD Solutions Kansas, Inc.
            (Kansas 100%)
     (B)  PD Solutions of Louisiana, Inc.
            (Louisiana 100%)
     (B)  PD Solutions Maryland, Inc.
            (Maryland 100%)
     (B)  PD Solutions Michigan, Inc.
            (Michigan 100%)
     (B)  PD Solutions Missouri, Inc.
            (Missouri 100%)
     (B)  PD Solutions of Nevada, Inc.
            (Nevada 100%)
     (B)  PD Solutions New Jersey, Inc.
            (New Jersey 100%)

- ------------------

+    Owned by Grace Environmental, Inc. 100% owned subsidiary of W. R. Grace &
     Co.

     (B)  PD Solutions of New York, Inc.
            (New York 100%)
     (B)  PD Solutions of Ohio, Inc.
            (Ohio 100%)
     (B)  PD Solutions Pennsylvania, Inc.
            (Pennsylvania 100%)
     (B)  PD Solutions of Texas, Inc.
            (Texas 100%)
     (B)  PD Solutions Virginia, Inc.
            (Virginia 100%)
     (A)  Personal Health Care Services, Inc.
            (Delaware 100%)
     (B)  Phoenix Consulting Services, Inc.
            (Florida 100%)
     (B)  Preferred Homecare of Florida, Inc.
            (Florida 100%)
     (B)  Preferred Homecare of New Jersey, Inc.
            (New Jersey 100%)
     (B)  Preferred Pharmacy Services, Inc.
            (Florida 100%)
     (A)  Prochrom, Inc.
            (Indiana 100%)
     (B)  Quality Care Dialysis Centers, Inc.
            (Florida 100%)
     (B)  Quality Care Dialysis Center of Baltimore, Inc.
            (Maryland 100%)
     (B)  Quality Care Dialysis Center of Boston, Inc.
            (Massachusetts 100%)
     (B)  Quality Care Dialysis Center of Creve Coeur, Inc.
            (Missouri 100%)
     (B)  Quality Care Dialysis Center of Dallas, Inc.
            (Texas 100%)
     (B)  Quality Care Dialysis Center of Greensburg, Inc.
            (Louisiana 100%)
     (B)  Quality Care Dialysis Center of Hammond, Inc.
            (Delaware 100%)
     (B)  Quality Care Dialysis Center of Houston, Inc.
            (Texas 100%)
     (B)  Quality Care Dialysis Center of Las Vegas, Inc.
            (Nevada 100%)
     (B)  Quality Care Dialysis Center of Margate, Inc.
            (Florida 100%)
     (B)  Quality Care Dialysis Center of Mt. Vernon, Inc.
            (Virginia 100%)

     (B)  Quality Care Dialysis Center of New Orleans, Inc.
            (Louisiana 100%)
     (B)  Quality Care Dialysis Center of North County, Inc.
            (Missouri 100%)
     (B)  Quality Care Dialysis Center of Parapsco, inc.
            (Maryland 100%)
     (B)  Quality Care Dialysis Center of San Antonio, Inc.
            (Texas 100%)
     (B)  Quality Care Dialysis Center of Southern Maryland, Inc.
            (Maryland 100%)
     (B)  Quality Care Dialysis Center of St. Augustine, Inc.
            (Florida 100%)
     (B)  Quality Care Dialysis Center of St. Clair Shores, Inc.
            (Michigan 100%)
     (B)  Quality Care Dialysis Center of St. Louis, Inc.
            (Missouri 100%)
     (B)  Quality Care Dialysis Center of Stoneham, Inc.
            (Massachusetts 100%)
     (B)  Quality Care Dialysis Center of University City
            (Missouri 100%)
     (B)  Quality Care Dialysis Center of Vega Baja, Inc.
            (Puerto Rico 100%)
     (B)  Quality Care Dialysis Center of Vista, Inc.
            (California 100%)
     (B)  Quality Care Dialysis Center of Weymouth, Inc.
            (Massachusetts 100%)
     (A)  Renal Care Centers Corporation
            (Pennsylvania 100%)
     (A)  Renal Scientific Service, Inc.
            (Delaware 100%)
     (A)  Renal Scientific Service of Texas, Inc.
            (Delaware 100%)***
     (A)  Renal Supply (Tenn) Corporation
               (New Jersey 100%)
          The Restaurant Enterprises Group, Inc.
               (Delaware 51.8%)++
     (B)  Retaw, Inc.
          (Florida 100%)

- ------------------

***  Inactive.

 ++ Owned by Western Family Restaurants, Inc. 100% owned subsidiary of W.R. Grace & Co.

     (A)  Rockwood Dialysis Center, Inc.
          (Virginia 100%)
     (A)  Santa Barbara Community Dialysis Center, Inc.
          (California 100%)
     (A)  Security Health Services, Inc.
          (Nevada 100%)
     (A)  St. Louis Regional Dialysis Center, Inc.
          (Missouri 100%)
          Seven Hanover Square Corp.
          (New York 100%)
     (A)  7911 Braygreen, Inc.
          (Delaware 100%)
     (A)  Sourgasco II Corp.
          (Delaware 100%)
          Southern Oil, Resin & Fiberglass, Inc.
          (Florida 100%)
     (B)  Sover Corporation
          (Delaware 100%)
     (A)  Tappahanock Dialysis Center, Inc.
          (Virginia 100%)
     (A)  Ten Columbia Corporate Center, Inc.
          (Maryland 100%)
     (A)  1211 Wisconsin, Inc.
          (Delaware 100%)
     (B)  University Kidney Center, Inc.
          (Texas 100%)
     (B)  University Kidney Center North, Inc.
          (Texas 100%)
          Ven-Tech One, Inc.
          (Delaware 100%)
     (A)  Warrenton Dialysis Facility, Inc.
          (Virginia 100%)
          Water Street Corporation
          (Delaware 100%)
     (A)  West End Dialysis Center, Inc.
          (Virginia 100%)
          Western Family Restaurants, Inc.
          (Delaware 100%)+
     (A)  Woolwich Water Co., Inc.

- ------------------

  + Owned directly by W. R. Grace & Co.

          (New Jersey 100%)
          W. R. C. Technical Ventures, Inc.
          (Delaware 100%)
     (B)  Zenex Capital Corp.
          (Florida 100%)

                                 Argentina

     (A)  AQT Quimica Argentina, S.A. (100%)
     (A)  Grace Argentina, S.A. (100%)
     (A)  Grace y Compania (Argentina), Sociedad Anonima
          C.F.e.I. (l00%)
     (A)  NMC de Argentina, S.A. (100%)

                                 Australia

     (A)  W. R. Grace Australia Limited (100%)
          W. R. Grace Catalysts Pty. Limited (100%)
     (A)  Omicron Proprietary Limited (100%)

                                  Belgium

     (A)  Alexim N.V. (100%)
     (A)  Grace Dearborn N.V. (100%)
     (A)  Finac N.V. (100%)
     (A)  Grace N.V. (100%)
     (A)  Grace Silica N.V. (100%)****

                                  Bermuda

     (A)  Dartmouth Insurance Company, Ltd. (100%)
     (A)  Erika, Ltd. (100%)
     (A)  NMC Holdings, Ltd. (100%)
     (A)  Trans-Meridian Assurance Ltd. (100%)

                                  Brazil

     (A)  Agra Participacoes S.A. (100%)
     (A)  Grace Aquatec Quimica Ltda. (100%)
     (A)  Grace Produtos Quimicos e Plasticos Ltda. (100%)
     (A)  PEADCO-Engenharia, Comercio Industria Ltda. (100%)

- ------------------

****  In Liquidation.

                                  Canada

          Ambrosia Chocolate Ltd. (100%)**
          American Breeders Service of Canada Ltd. (100%)
          Amicon Canada Limited (100%)
     (A)  Erika Laboratories, Ltd. (100%)
          Grace Dearborn Inc. (100%)
          W. R. Grace & Co. of Canada Ltd. (100%)
          W. R. Grace Sales Co. of Canada Ltd. (100%)****
     (A)  Homco International, Ltd. (100%)
          277292 Ontario Limited (100%)


                                   Chile

     (A)  Aquatec de Chile, S.A. (100%)
     (A)  Grace Quimica Compania Limitada (100%)


                                 Colombia

     (A)  Grace Colombia, S.A. (100%)


                Commonwealth of Independent States (C.I.S.)

     (A)  A/O Grace (100%)
     (A)  A/O Grace Kaustik (51%)*

- ------------------

 **  50% owned by partnership, Grace Cocoa Associates, L.P.
     50% owned by W. R. Grace & Co. of Canada Ltd.

**** In Liquidation

* Joint Stock Company, 46% owned by Grace Italiana S.p.A., 5% owned by W. R. Grace Ltd., 49% owned by A/O Kaustik (C.I.S. Company)

                                   Cuba

          Envases Industriales y Comerciales, S.A. (100%)***
          Papelera Camagueyana, S.A. (100%)***


                              Czech Republic
          Grace Spol. s.r.o. (100%)
     (A)  American Breeders Service Spol. s.r.o. (100%)
     (A)  National Medical Care, s.r.o. (100%)


                                  Denmark

          W. R. Grace A/S (100%)


                                  Finland

     (A)  W. R. Grace Oy (100%)
     (A)  Prochrom Oy (100%)****


                                  France

     (A)  Grace Battery Separators S.A. (100%)
     (A)  Chomerics S.A. (100%)
     (A)  Emerson & Cuming France, S.A.R.L. (100%)
     (A)  Godel S.A. (100%)
          Grace Cocoa France S.A. (100%)**
          Grace S.A. (100%)
     (A)  Grace Service Chemicals S.A. (100%)
     (A)  Prochrom S.A. (100%)
     (A)  Prochrom Recherche et Developpement (100%)
     (A)  Rollin S.A. (100%)
          Soboca S.A. (100%)**
     (A)  Societe Civile Immobiliere Les Rosiers (100%)****
     (A)  Techlam S.A. (50%)

- ------------------

***  Assets and business expropriated by Cuban Government.

 **  Owned by a partnership, Grace Cocoa Associates, L.P. or subsidiary thereof.

**** In Liquidation.

                                  Germany

          Amicon G.m.b.H. (100%)
     (A)  A-1 Bit & Tool Co. G.m.b.H. (100%)
     (A)  Chomerics G.m.b.H. (100%)
          De Zaan B.V.m.b.H. (100%)**
     (A)  EAP Akustik GmbH (100%)****
     (A)  Emerson & Cuming G.m.b.H. (100%)
     (A)  Grace G.m.b.H. (100%)
     (A)  Grace Service Chemicals G.m.b.H. (100%)
          Kascho Kakao-Und Schokoladenwerke,
          G.m.b.H. (100%)**
     (A)  National Medical Care (Deutschland) G.m.b.H. (100%)
     (A)  NMC Dialysebehandlung G.m.b.H. i.g. (100%)
     (A)  National Medical Care (Deutschland) G.m.b.H. (100%)
     (A)  Riggers Dialysatoren G.m.b.H. (100%)
     (A)  Riggers Dialysatoren Produktion Thalheim G.m.b.H. (100%)
     (A)  Riggers Medizintechnik G.m.b.H. (100%)
     (A)  Riggers Medizintechnik Thalheim G.m.b.H. (100%)
          Verwaltungsgesellschaft Kasho Import-Export G.m.b.H. (100%)**


                                  Greece

     (A)  Grace Hellas  E.P.E. (100%)


                                 Guatemala

          Grace Central America, S.A. (100%)


                                 Hong Kong

     (A)  Amicon Polymers (H.K.) Limited (100%)
          W. R. Grace Southeast Asia Holdings Limited
          (100%)
          W. R. Grace Far East Investment Company
          Limited(100%)

- ------------------

 **  Owned by a partnersihp, Grace Cocoa Associates, L.P. or subsidiary thereof.

**** In Liquidation.

     (A)  W.R. Grace Merchanding (Hong Kong)
          Limited (100%)


                                  Hungary

          Grace Kereskedlmi Korlatolt Felelossegu Tarasag
          (Grace kft.)  (100%)
          (English Name:  Grace Commercial Trading Limited
                       Liability Company)
     (A)  NMC Dialyzis Szolgaltato, kft.


                                  Ireland

          Amicon Ireland Limited (100%)
     (A)  W. R. Grace (Ireland) Ltd. (100%)


                                   Italy

     (A)  Emerson & Cuming Italiana S.r.L. (100%)
          Grace Finanziaria S.r.L. (100%)
     (A)  Grace Italiana S.p.A. (100%)


                                   Japan

          Grace Japan Kabushiki Kaisha (100%)


                                   Korea

          Grace Korea Inc. (100%)


                                 Malaysia

          W. R. Grace (Malaysia) Sendiran Berhad (100%)
     (A)  W. R. Grace Specialty Chemicals (Malaysia) Sdn. Bhd.
          (100%)


                                  Mexico

     (A)  Erika de Reynosa (100%)
     (A)  Invertol S.A. de C.V. (100%)

     (A)  Especialidades Quimicas Grace de Mexico,
          S.A. de. C.V. (100%)

                                Netherlands

          Amicon B.V. (100%)
          Berisford Cacao Nederland B.V. (100%)**
          Cacao De Zaan B.V. (100%)**
     (A)  Denac B.V. (100%)
          Grace B.V. (100%)
          Grace Cocoa B.V. (100%)**
     (A)  Grace Dearborn B.V. (100%)
          J. G. van Bruinesse B.V. (100%)**
     (A)  Storm van Bentem & Kluyver B.V. (100%)
          Twincon B.V. (100%)**

                           Netherlands Antilles

          W. R. Grace N.V. (100%)

                                New Zealand

     (A)  Dewey and Almy (1964) Limited (100%)****
     (A)  W. R. Grace (N.Z.) Limited (100%)

                                   Norway

     (A)  A-1 Bit & Tool Company Norway A/S (100%)
     (A)  W. R. Grace A/S (100%)

                        People's Republic of China

          Grace China Ltd. (100%)

                                Philippines

     (A)  W. R. Grace (Philippines) Inc. (100%)

- ------------------

 **  Owned by a partnership, Grace Cocoa Associates, L.P. or subsidiary thereof.

**** In Liquidation.

                                  Poland

          W. R. Grace Sp. z.O.O. (Grace Poland) (100%)
           (Proper Name: Grace Spolka z organiczona odpowiedzialnoscia)


                                 Portugal

     (A)  AQT - Quimica Lda. (100%)
     (A)  CNH - Centro Nacional de Hemodialise, Lda.
     (A)  Hemodial, Lda (100%)
     (A)  Grace Portuguesa (Produtos Quimicos e
          Plasticos) Lda. (100%)
     (A)  NMC-Centro Medico Nacional, Lda. (100%)
     (A)  Ribadial, Lda (100%)


                                 Singapore

     (A)  A-1 Bit & Tool Company Pte. Ltd. (100%)
          De Zaan Far East Pte. Ltd. (100%)**
          Grace Cocoa Singapore Pte. Ltd. (100%)**
     (A)  W. R. Grace (Singapore) Private Limited
          (100%)
          W. R. Grace Trading (Singapore) Pte. Ltd.
          (100%)

                                   Spain

     (A)  Dialcentro, S.A. (100%)
          Grace, S.A. (100%)
     (A)  Kidney, S.L. (100%)
     (A)  National Medical Care of Spain, S.A. (100%)
     (A)  Teroson Espanola, S.L. (100%)***

- ------------------

 **  Owned by a partnership, Grace Cocoa Associates, L.P. or subsidiary thereof.

***  Dormant, Assets Sold.

                                  Sweden

          Grace AB (100%)
     (A)  Grace Dearborn AB (100%)
          Rexolin Chemicals AB (100%)***


                                Switzerland

     (A)  Grace A.G. (100%)
          Grace Cocoa Chocolate Mgt. S.A.**
          Syncrete S.A. (100%)***


                                  Taiwan

     (A)  Grace Taiwan Inc. (100%)


                                 Thailand

     (A)  W. R. Grace (Thailand) Ltd. (100%)***


                                  Turkey

          Grace Ic Ve Dis Ticaret Limited Sirketi (100%)
          (Grace TLS)


                              United Kingdom

     (A)  AA Consultancy and Cleaning Co., Ltd.
          Amicon Limited (100%)
     (A)  Amicon Merger, Ltd.****
     (A)  Chomerics Europe Ltd. (100%)
     (A)  Dearborn (U.K.) Limited (100%)

- ------------------

***  Dormant, Assets Sold.

 **  Owned by a partnership, Grace Cocoa Associates, L.P. or subsidiary thereof.

**** In Liquidation.

     (A)  Dearborn Europe Limited (100%)
     (A)  Detarex Limited (100%)***
     (A)  EAP Acoustic Ltd. (100%)
     (A)  Emerson & Cuming (Trading) Limited (100%)
     (A)  Emerson & Cuming (U.K.) Ltd. (100%)
          Grace Agricultural Products Limited (100%)****
     (A)  Grace Dearborn Ltd. (100%)
     (A)  Renacare Limited (100%)
     (A)  Renalyte Services Limited (100%)
     (A)  Servicised Limited (100%)
     (A)  Silica Gel Limited (100%)
     (A)  U.K. Renal Services Limited (100%)
     (A)  W. R. Grace Ltd. (100%)


                                  Uruguay

     (A)  Aquatec de Uruguay, S.A. (100%)
          Grace Uruguay S.A. (100%)


                                 Venezuela

     (A)  Aquatec de Venezuela, C.A. (100%)
          Grace Venezuela, S.A. (100%)
          Inversiones GSC, S.A. (100%)

- ------------------

***  Dormant, Assets Sold.

**** In Liquidation.

                               Partnerships


     - Axial Basin Ranch Company (a Delaware partnership 50% owned by Grace A-B Inc., 50% Grace A-B II Inc.)
     - Boodin Partnership (50% owned by National Medical Care Home Care Divi-sion, Inc.)
     - Carbon Dioxide Slurry Systems L.P. (a Delaware partnership 50% owned by
          W. R. Grace & Co.-Conn.)
     - Colowyo Coal Company (a Delaware partnership 50% owned by Gracoal, Inc., 50% Gracoal II, Inc.)
     - Colowyo Coal Company L.P. (a Delaware limited partnership, owned: 50% by Gracoal, Inc. and 50% by Gracoal II, Inc.)
     - Grace Cocoa Associates, L.P. (a Delaware limited partnership, owned:
          24.04% by W. R. Grace & Co.-Conn., 6.02% GC Holding Inc., 48.93% Grace Cocoa Ventures, L.P., .04% Grace Cocoa Management, Inc.,
          20.9% Tarpon Investors, L.P.)
     - Grace Cocoa Ventures, L.P. (a Delaware limited partnership, .001% owned by Grace Cocoa Limited Partners I, Inc., 99.999% owned by Grace Co-coa Ventures, Inc.)
     - Grace Offshore Turnkey (a Texas partnership 50% owned by Grace Off-shore Company)
     - Grace Ventures Partnership I (a California partnership 99% owned by
          W. R. Grace & Co.-Conn.)
     - Grace Ventures Partnership II (a California partnership 16% owned by
          W. R. Grace & Co.-Conn.)
     - Hayden-Gulch West Coal Company (a Delaware partnership 50% owned by Grace H-G Inc., 50% owned by Grace H-G II, Inc.)
     - Healthtech Medical (a California partnership 50% owned by NMC Ventures, Inc.)
     - H-G Coal Company (a Delaware partnership 50% owned by Coalgrace, Inc., 50% owned by Coalgrace II, Inc.)
     - Immunecare of Hollywood (a Florida partnership 50% owned by NMC Ven-tures, Inc.)
     - ImmuneCare of Key West (a Massachusetts partnership 50% owned by
          NMC Ventures, Inc.)
     - Infusion Systems (a Nevada partnership 50% owned by NMC Ventures,
          Inc.)
     - Kascho Import-Export G.m.b.H. & Co. K.G. (a German partnership 80% owned by G/B Cocoa Holding Inc., 20% owned by Verwaltungsgesellschaft Kascho Import-Export GmbH)

     - New Bedford Infusioncare (a Massachusetts partnership 50% owned by
          NMC Ventures, Inc.)
     - Nippon Dearborn Kabushiki Kaisha (a Japanese partnership 50% owned by Grace Japan Kabushiki Kaisha)
     - North Suburban Dialysis (a Massachusetts partnership 50% owned by Bio-Medical Applications of Essex, Inc.)
     - OB One & IV Too (an Indiana partnership 50% owned by NMC Ventures,
          Inc.)
     - Palm Springs I.V. Care II (50% owned by National Medical Care Home Care Division, Inc.)
     - Paramont Coal Company (a Virginia partnership 50% owned by Grace PAR Corporation)
     - Pharmacy Direct (a Massachusetts partnership 50% owned by NMC Dialysis Services, Inc.)
     - Primecare Home Health Services (50% owned by National Medical Care
          Home Care Division, Inc.)
     - P. T. Grace Specialty Chemicals Indonesia (an Indonesia joint ven-ture/partnership 80% owned by Grace Chemcials Inc.)
     - Pursue Gas Processing and Petrochemical Company (a Texas partnership 25% owned by Sourgasco II Corp.)
     - Quality Homecare Services of Watertown, NY (50% owned by NMC Dialysis Services, Inc.)
     - Riggers Dialysatoren Produktion Thalheim G.m.b.H. & Co. K.G. (a German partnership 50% owned by Riggers Medizintechnik G.m.b.H., 50% owned by Riggers Dialysatoren Produktion Thalheim G.m.b.H.)
     - Sleep Diagnostic Associates (a Arizona partnership 50% owned by NMC Ventures, Inc.)
     - Sisters of Charity Home Health Care (50% owned by National Medical Care Home Care Division, Inc.)
     - VNA/NMC Homecare Partnership (50% owned by National Medical Care
          Home Care Division, Inc.)

                               Investments(1)

     Arral & Partners (British Virgin Islands 20.8%)
     Asian Food Investment Limited (British Virgin Islands 40%)
     Caswell-Massey Holdings Corporation (Delaware 40%)
     CCHP, Inc. (Delaware 48%)
     Dean & DeLuca Brands, Inc. (Delaware 45.3%)(2)
     Denka Grace K.K. (Japan 45%)
     Elmira ABC, Ltd. (Canada 50%)(2)
     FlowDril Corporation (Delaware 21.5%)
     General Cocoa Ltd. (British Virgin Islands 20%)(3)
     GKA Company Limited (Hong Kong 25%)
     GN Holdings, Inc. (Delaware 47%)
     Incacao Fabrica Nacional de Elaboradoes de Cacao S.A.
       (Equador 20%)(4)
     Intercao, S.A. (British Virgin Islands 20%)(4)
     PJ Margo Private Limited (India 30%)
     Neue Transvac Maschinen A.G. (Switzerland 45%)
     Nippon Belt Kogyo Kabushiki Kaisha (Japan 50%)
     Productos Derivados de la Sal (Colombia 30.1%)(4)
     Productora de Papeles S.A. (PROPAL) (Colombia 38.265%)(2)
     Tarpon Investors, L.P. (Delaware 20%)(5)
     Unicao B.V. (Netherlands 20%)(6)
     Unicao S.A. (Ivory Coast 20%)(7)

- ------------------

1    Holdings of at least 20% but not more than 50%

2    Owned by ABS of Canada, Ltd.

3    Owned by Grace Cocoa, Ltd.

4    Owned by Productora de Papeles S.A.

5    Owned by Gracd Tarpon Investors, Inc.

6.   Owned by Twincon B.V.